Contingent liabilities	6 Months Ended
Jun. 30, 2025
Disclosure of contingent liabilities [abstract]
Contingent liabilities
28. Contingent liabilities
As detailed in Note 19, Lifezone has provided $3,434,062 as a result of a Court ruling in relation to a historical withholding tax assessment in Tanzania. Lifezone has not provided for any additional interest charges as, based on ongoing discussions with the TRA, any material outflow is not considered probable. However, if the TRA does not waive the additional interest charges, there is a possibility that KNCL could incur an additional liability of up to $4,663,387 (TZS 12,357,974,405).

In 2022, KNCL filed an appeal before the Tax Revenue Appeals Tribunal against the TRA to challenge the TRA’s claim of withholding tax imposed on services. Similar to the case mentioned in the previous paragraph, these services were also provided by non-resident entities during a period when KNCL was jointly owned by Barrick and Glencore. The amount of tax in dispute is $159,174 (TZS 421,811,314). As at the date of signing these financial statements a court appeal hearing date was still pending on this case.
In May 2025, the TRA issued an audit assessment for the 2023 tax year, alleging unpaid taxes amounting to $703,117 (TZS 1,863,259,178), interest of $43,698 (TZS 115,801,014) on the unpaid taxes, and a penalty of $5,430,026 (TZS 14,389,569,705). The penalty pertains to the alleged failure or delay in disclosing contractors' information related to withholding taxes. Lifezone is contesting the assessment in full and has obtained independent tax and legal advice in support of its position. Based on this advice and a review of the relevant facts and circumstances, management considers it likely that the company will successfully defend its position. As such, it is considered probable that no payment will be required in respect of the assessed amounts and that the claim will not be upheld by the TRA.